ASTOR MACRO ALTERNATIVE FUND

Class A Shares	ASTMX
Class C Shares	ASTGX
Class I Shares	GBLMX

(a series of Northern Lights Fund Trust)

Supplement dated September 1, 2016 (effective at the close of business) to the Prospectus dated February 19, 2016

Please be advised that the fee table for the Fund has been amended and restated as shown below.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	1.55%	1.55%	1.55%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses(1)(2)	8.88%	8.88%	8.88%
Acquired Fund Fees and Expenses (1)(2)	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses(1)	10.73%	11.48%	10.48%
Fee Waiver and Reimbursement (1)(2)	(8.58)%	(8.58)%	(8.58)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	2.15%	2.90%	1.90%
(1)	Based on estimated amounts for the current fiscal year
(2)	The expenses of the Fund’s wholly-owned subsidiary are consolidated with those of the Fund and are not presented as a separate expense.
(3)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table does not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies. The Adviser has contractually agreed to waive its management fees and to make payments to limit Fund expenses, until November 30, 2017 so that the total annual operating expenses (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) of the Fund do not exceed 2.10%, 2.85% and 1.85%, for Class A, Class C and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the Adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$683	$2,666	$4,429	$8,025
Class C	$293	$2,488	$4,407	$8,218
Class I	$193	$2,237	$4,063	$7,822

This Supplement and the existing Prospectus dated February 19, 2016, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated February 19, 2016, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-877-738-0333.